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                                                                    Exhibit 99.1

                                     PROXY

                           HANMI FINANCIAL CORPORATION
                     SPECIAL MEETING OF SHAREHOLDERS -, 2004

      The undersigned shareholder(s) of Hanmi Financial Corporation ("Hanmi") hereby nominates, constitutes and appoints ___________ and ___________, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Hanmi Financial Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders of Hanmi to be held at -, on -, at -, and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.    ISSUANCE OF COMMON STOCK. Approval of the issuance of Hanmi common stock
      (i) pursuant to the Agreement and Plan of Merger, dated December 22, 2003, by and among Hanmi Financial Corporation, Hanmi Bank and Pacific Union Bank and (ii) in a concurrent private placement of 3,947,369 shares at $19 per share pursuant to Securities Purchase Agreements, dated December 22, 2003, with specified purchasers.

            [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2. To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi or its Board of Directors at the Meeting.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY
                        BE REVOKED PRIOR TO ITS EXERCISE.

                      PLEASE SIGN AND DATE ON REVERSE SIDE.

                                SEE REVERSE SIDE
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                             DETACH PROXY CARD HERE

                                                         PLEASE MARK VOTES   [X]
                                                         AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" PROPOSAL 1. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR" PROPOSAL 1.

IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN
         ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

                                               PLEASE SIGN AND DATE BELOW.


                                        ----------------------------------------
                                        (Number of Shares)


                                        ----------------------------------------
                                        (Please Print Name)


                                        ----------------------------------------
                                        (Please Print Name)

                                        Dated:
                                        ----------------------------------------


                                        ----------------------------------------
                                        (Signature of Shareholder)


                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        (Please date this Proxy and sign your
                                        name as it appears on your stock
                                        certificates. Executors, administrators, trustees, etc., should give their full duties. All joint owners should sign.)

                                        I (We) do _____do not ____expect to
                                        attend the Meeting

                                        Number of Persons:
                                                          ---------------




                               PLEASE DETACH HERE
                YOU MUST DETACH THIS PORTFOLIO OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE